Safe Harbor Statement

This presentation and the information contained herein (together, the "Presentation") have been prepared by the management of Applied Digital Corporation ("we," "us," "our," "Applied Digital" or the "Company" solely for informational purposes intended to facilitate discussions with potential investors regarding the offering of the Company's securities through its subsidiary and is being made exclusively to qualified institutional buyers ("QIBs") as defined in Rule 144A ("Rule 144A") under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. This Presentation is strictly confidential and is provided to you on the condition that you agree to hold it in strict confidence and not photocopy, disseminate, reproduce, disclose, divulge, forward or distribute it directly or indirectly in whole or in part, by any medium or in any form to any other person or entity without the prior written consent of the Company, except to the recipient's officers, directors, employees and agents for use in connection with such evaluation, as required by applicable law or regulation, as requested by regulatory authorities, or with the consent of the Company; provided, however, that the foregoing restrictions shall not apply to information that is or becomes generally available to the public (other than as a result of a disclosure in violation of such foregoing restrictions) or that is or becomes available to the recipient on a non-confidential basis from a source other than the Company that, to the recipient's knowledge (after reasonable inquiry), is not prohibited from disclosing the information to the recipient. This Presentation is intended for the recipient hereof and is for informational purposes only. By accepting this Presentation, each recipient expressly agrees to treat this Presentation and the information contained herein or accompanying it in a confidential manner and in accordance with its compliance policies, contractual obligations and applicable law, including federal and state securities laws. Upon request, the recipient must promptly return all materials received from the Company (including this Presentation) without retaining any copies thereof. Each recipient further agrees that the foregoing obligations shall apply to all other written or oral communications transmitted to the recipient by or on behalf of the Company. You shall ensure that any person to whom you disclose any of this information complies with this paragraph.

The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This document is not a prospectus. No offering of securities shall be made except by means of an offering memorandum pursuant to an exemption from the registration requirements of the Securities Act. This Presentation is strictly confidential and is being furnished solely in reliance on applicable exemptions from the registration requirements under the Securities Act. The offered securities have not and will not be registered under the Securities Act or any state securities laws, and may not be offered or sold within the United States, or to or for the account or benefit of U.S. persons, unless an exemption from the registration requirements of the Securities Act is available. Accordingly, if any offer or sale of such securities is made within the United States, or to or for the account or benefit of U.S. persons, it will only be made to QIBs. Any purchaser of such securities in the United States, or any purchaser for the account of U.S. persons, will be deemed to have made certain representations and acknowledgments, including, without limitation, that the purchaser is a "QIB." Additionally, offers and sales of such securities may be made outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The securities are being offered pursuant to a preliminary offering memorandum, together with any supplement thereto, including a term sheet specifying the pricing and other terms of the securities being offered. Such preliminary offering memorandum and any supplement thereto will specifically state that you may rely on the information contained therein (but only as of the date of such preliminary offering memorandum or supplement thereto). The information and opinions contained in this Presentation (including forward-looking statements) are made as of the date identified on the cover page of this Presentation unless otherwise stated herein. They are subject to change without notice and neither the Company nor any other person is under any obligation to update or keep current the information contained in this document and neither the Company nor any other person intends to update or otherwise revise such information or opinions (including any forward-looking statements) to reflect the occurrence of future events or developments even if any of the assumptions, judgments and estimates on which the information contained herein is based prove to be incorrect, made in error or become outdated. The information contained in this Presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company nor any of its affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this Presentation. This Presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person. This Presentation does not purport to be all inclusive or contain all of the information that a prospective investor would need to make an investment decision regarding the securities. Before you invest, you should read the detailed information in the preliminary offering memorandum for more complete information about the Company, the issuer of the securities and the offering. The information contained in the preliminary offering memorandum and any supplement thereto will supersede the information in this Presentation in its entirety.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of Applied Digital.

Forward-Looking Statements

This Presentation contains forward-looking statements that reflect the Company's current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance and business. When used in this Presentation, the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Forward-looking statements include all statements that are not historical facts. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith beliefs and assumptions as of that time with respect to future events. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

Forward-looking statements may include, but are not limited to, statements about the Company's future financial performance, including the Company's expectations regarding net revenue, operating expenses, and its ability to achieve and maintain future profitability; the Company's ability to complete construction of its High-Performance Computing (HPC) facilities at each of the applicable campuses; the Company's dependence on principal customers, including its ability to execute leases with key customers, including leases for its data center campuses; availability of financing to continue to grow the Company's business; labor and other workforce shortages and challenges; power or other supply disruptions and equipment failures; the addition or loss of significant customers or material changes to the Company's relationships with these customers; delays or denials of entitlements or permits, including zoning, siting, utility and other permits, or other delays resulting from requirements of public agencies and utility companies; the Company's sensitivity to general economic conditions including changes in disposable income levels and consumer spending trends; the Company's ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; volatility of cryptoasset prices and uncertainties of cryptoasset regulation policy; the Company's business plan and ability to effectively manage growth, including continued growth of sales in its hosting business; anticipated trends, growth rates, and challenges in the Company's business, particularly in the fields of HPC and Artificial Intelligence (AI); further development and market acceptance of technologies related to HPC and AI; further development of the Company's facilities and customer base for related services; beliefs and objectives for future operations; trends in revenue, cost of revenue, and gross margin; trends in operating expenses, including technology and development expenses, sales and marketing expenses, and general and administrative expenses, and expectations regarding these expenses as a percentage of revenue; increased expenses associated with being a public company; and other statements regarding the Company's future operations, financial condition, and prospects and business strategies.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Applied Digital does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Market and Industry Data

This Presentation includes information concerning economic conditions, the Company's industry, the Company's markets and the Company's competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Applied Digital's own estimates and research. Applied Digital's estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company's knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this Presentation were not prepared on the Company's behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this Presentation. An investment in the Company through its subsidiary entails a high degree of risk and no assurance can be given that the Company's objective will be achieved or that investors will receive a return on their investment. Recipients of this Presentation should make their own investigations and evaluations of any information referenced herein.

The Company's fiscal year ends on May 31 of each calendar year.

Annual Consolidated Financial Summary

All amounts are estimates and actual amounts may vary depending on final financing terms, construction timeline, and other factors

Year		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Year 16	Year 17
		2026	*2027*	*2028*	*2029*	*2030*	*2031*	*2032*	*2033*	*2034*	*2035*	*2036*	*2037*	*2038*	*2039*	*2040*	*2041*	*2042*
ELN-04																		
Revenues	*4,086*	-	153	221	227	234	241	248	256	263	271	279	288	296	305	315	324	165
Operating Expenses	*(404)*	-	(15)	(22)	(22)	(23)	(24)	(25)	(25)	(26)	(27)	(28)	(28)	(29)	(30)	(31)	(32)	(16)
NOI[(1)]	**3,683**	**-**	**138**	**199**	**205**	**211**	**217**	**224**	**230**	**237**	**244**	**252**	**259**	**267**	**275**	**283**	**292**	**149**
Maintenance Capex	*(33)*	-	-	-	-	-	-	-	(11)	(11)	(11)	-	-	-	-	-	-	-
Cash Flow Available for Debt Service	**3,650**	**-**	**138**	**199**	**205**	**211**	**217**	**224**	**219**	**226**	**233**	**252**	**259**	**267**	**275**	**283**	**292**	**149**
Interest Expense	*(1,222)*	(70)	(118)	(116)	(112)	(107)	(102)	(96)	(89)	(82)	(74)	(66)	(57)	(48)	(38)	(27)	(16)	(5)
Mandatory Amortization	*(1,590)*	-	(22)	(51)	(59)	(67)	(75)	(83)	(91)	(99)	(107)	(114)	(122)	(130)	(138)	(146)	(154)	(133)
Capitalized Interest	*129*	70	59	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DSRA Draw (Replace)	*81*	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash Flow After Debt Service		**-**	**57**	**32**	**34**	**37**	**41**	**45**	**40**	**46**	**53**	**71**	**80**	**89**	**99**	**110**	**122**	**11**
Excess Cash Flow Offer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cash Flow Available Post Offer		**-**	**57**	**32**	**34**	**37**	**41**	**45**	**40**	**46**	**53**	**71**	**80**	**89**	**99**	**110**	**122**	**11**
Debt Summary																		
Beginning Debt Balance	*1,590*	1,590	1,590	1,568	1,518	1,459	1,392	1,317	1,235	1,144	1,045	939	824	702	572	433	287	133
Mandatory Amortization	*(1,590)*	-	(22)	(51)	(59)	(67)	(75)	(83)	(91)	(99)	(107)	(114)	(122)	(130)	(138)	(146)	(154)	(133)
Ending Debt Balance		**1,590**	**1,568**	**1,518**	**1,459**	**1,392**	**1,317**	**1,235**	**1,144**	**1,045**	**939**	**824**	**702**	**572**	**433**	**287**	**133**	**-**
Leverage Metrics																		
DSCR		NM	0.99 x	1.19 x	1.20 x	1.21 x	1.23 x	1.25 x	1.28 x	1.31 x	1.35 x	1.39 x	1.44 x	1.50 x	1.56 x	1.64 x	1.72 x	1.08 x

(1) See Appendix on Management Statements on Non-GAAP Measures

Note: Years 2027 – 2041 are based on calendar year as lease term ends 7/31/2042; Key Model Assumptions:

- ELN-04 Phase 1 Commencement Date on 1/30/2027
- Opex (consisting of operational expenses, property taxes, insurance and other)
- HY issuance at 7.50% illustrative coupon
- 2.70% initial amortization beginning post lease commencement with 0.50% annual escalators

Appendix

Management Statements on Non-GAAP Measures

Non-GAAP Financial Measures

This Investor Presentation contains the following financial measures: Net Operating Income (NOI) and NOI Margin (as defined below), each of which is not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, or revenue. The Company cannot reconcile its expected site NOI and NOI Margin without unreasonable effort because certain items that impact net operating income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time.

Net Operating Income (NOI) and NOI Margin are non-GAAP financial measures that the Company defines as follows:

NOI represents rental revenue less rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI Margin is a ratio calculated by dividing NOI by aggregate rental revenue and is expressed as a percentage ("NOI Margin").

NOI is commonly used by stockholders, a company's management and industry analysts as a measurement of operating performance of the company's rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of the Company's data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of the Company's data centers, all of which have real economic effect and could materially impact the Company's results of operations, the utility of NOI and NOI Margin as measures of the Company's performance is limited. Other companies, including REITs, may calculate NOI and NOI Margin differently than we do and, accordingly, our NOI and NOI Margin may not be comparable to these companies' NOI and NOI Margin. These non-GAAP financial measures should be considered only as supplemental to financial measures such as net income, computed in accordance with GAAP, as measures of the Company's performance. NOI reflects expected stabilized net operating income and is a non-GAAP financial measure. Actual results may differ materially due to lease-up timing, operating costs, and other factors.